EXHIBIT 32
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                    Certification of Chief Executive Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002



In connection with this quarterly report on Form 10-Q of Merit Medical Systems, Inc. I, Fred P. Lampropoulos, Chief Executive Officer of Merit Medical Systems, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2)  The information  contained in this report fairly presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of Merit Medical Systems, Inc


Date: August 8, 2003                       /s/Fred P. Lampropoulos
                                           ----------------------------------
                                           Fred P. Lampropoulos
                                           Chairman of the Board, President
                                           and Chief Executive Officer



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                    Certification of Chief Financial Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


In connection with this quarterly report on Form 10-Q of Merit Medical Systems, Inc. I, Kent W. Stanger, Chief Financial Officer of Merit Medical Systems, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2)  The information  contained in this report fairly presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of Merit Medical Systems, Inc.

Date:  August 8, 2003                     /s/ Kent W. Stanger
                                          ---------------------------
                                          Kent W. Stanger
                                          Chief Financial Officer



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